Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Leon Rudakov, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The quarterly report on Form 10-Q of Artventive Medical Group, Inc. for the quarter ended June 30, 2016 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 15, 2016

By:	/s/ Leon Rudakov
Name:	Leon Rudakov
Title:	President (Principal Executive Officer)

Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Leon Rudakov, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The quarterly report on Form 10-Q of Artventive Medical Group, Inc. for the quarter ended June 30, 2016 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 15, 2016

By:	/s/ Leon Rudakov
Name:	Leon Rudakov
Title:	President (Principal Financial Officer and Principal Accounting Officer)